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                                                                   EXHIBIT 10A.1


                    FIRST AMENDMENT TO AMENDED AND RESTATED
                                CREDIT AGREEMENT


THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "First Amendment"), dated as of October 27, 1995, is entered into by and among Plum Creek Timber Company, L.P. (the "Company"), the several financial institutions from time to time party to the Credit Agreement referred to below (collectively, the "Banks"), and Bank of America National Trust and Savings Association, as agent for the Banks (in such capacity, the "Agent").


                                R E C I T A L S

         A. The Company, the Banks and the Agent are parties to an Amended and Restated Credit Agreement dated as of November 15, 1994 (the "Amended and Restated Credit Agreement"), pursuant to which the Banks and the Agent have extended certain credit facilities to the Company.

         B. The Company has requested that the Banks agree to certain amendments to the Amended and Restated Credit Agreement.

         C. The Banks are willing to amend the Amended and Restated Credit Agreement, subject to the terms and conditions of this First Amendment.

NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                   AGREEMENT

         1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings assigned to them in the Amended and Restated Credit Agreement.

         2.      Amendments to Amended and Restated Credit Agreement.
                 (a) Section 1.01 of the Amended and Restated Credit Agreement shall be amended as follows:
                          (i) The definition of "Applicable Margin" shall be amended by:
                                  (1)      deleting the percentage numbers in
                          the table and replacing them such
                          that the table in its
                          entirety reads as follows:


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
             FIXED CHARGE COVERAGE RATIO
               AT END OF FISCAL QUARTER                              APPLICABLE MARGIN

                                                         OFFSHORE RATE   CD RATE     BASE RATE
Greater than or equal to 3:25 to 1:00                        0.4000%     0.5250%     0.0000%

Less than 3:25 to 1:00 but greater than or equal to          0.4500%     0.5750%     0.0000%
2:75 to 1:00

Less than 2:75 to 1:00 but greater than or equal to          0.5500%     0.6750%     0.0000%
2:00 to 1:00

Less than 2:00 to 1:00                                       0.8750%     1.0000%     0.0000%

                          (2) deleting all percentage numbers in the sentence starting with the words "If the Company fails to deliver" and by inserting in their stead the numbers "0.4500%," "0.5750%," "0.0000%," "0.5500%,"
                          "0.6750%," and "0.0000%," such that the second half of the sentence reads as follows:

                                     "thus if the Applicable Margin had
                                  previously been 0.4500% for Offshore Rate
                                  Committed Loans and 0.5750% for CD Rate
                                  Committed Loans and 0.0000% for Base Rate
                                  Committed Loans, a failure to deliver
                                  quarterly financials by the first day of the next fiscal quarter would cause the Applicable Margin to be 0.5500%, 0.6750% and 0.0000%, respectively, for the duration of that quarter."

                          (ii) The definition of "Commitment Fee Percentage" shall be amended by deleting the table and replacing it in its entirety to read as follows:

                        FIXED CHARGE COVERAGE RATIO
                         AT END OF FISCAL QUARTER                       COMMITMENT FEE
Greater than or equal to 3:25 to 1:00                                        .1500%

Less than 3:25 to 1:00 but greater than or equal to 2:75 to 1:00             .1750%

Less than 2:75 to 1:00 but greater than or equal to 2:00 to 1:00             .2000%

Less than 2:00 to 1:00                                                       .2250%

                          (iii) The definition of "Maturity Date" shall be amended by deleting the date "October 31, 1999" and by inserting in its stead the date "October 31, 2000."

                          (iv) The definition of "Permitted Business" shall be amended by:





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                                  (1)      adding immediately after the words
                                           "Closing Date," the words "pulp and
                                           paper manufacturing"; and

                                  (2)      deleting the words ", which shall
                                           not include pulp or paper
                                           manufacturing".

                 (b) Subsection 8.02(c)(iii) of the Amended and Restated Credit Agreement shall be amended by adding after the words "Permitted Business" as they appear at the end of such subsection, the following:
"provided that, after giving effect on a pro forma basis to such merger or consolidation, the gross revenue contribution of pulp and paper manufacturing activities of the Company and its Subsidiaries on a combined basis for the 12 months preceding such merger or consolidation does not exceed 33% of the total revenues of the Company and its Subsidiaries on a combined basis."

                 (c) Subsection 8.02(d)(ii)(z) of the Amended and Restated Credit Agreement shall be amended by adding after the words "Permitted Business" as they appear at the end of such subsection the following: "provided that, after giving effect on a pro forma basis to such merger or consolidation, the gross revenue contribution of pulp and paper manufacturing activities of the merged or consolidated entity and its Subsidiaries on a combined basis for the 12 months preceding such merger or consolidation does not exceed 33% of total revenues of such merged or consolidated entity and its Subsidiaries on a combined basis."

                 (d) Subsection 8.04(i) of the Amended and Restated Credit Agreement shall be amended in its entirety to read as follows:

                          "make Investments not otherwise permitted by this
                 Section 8.04 in entities engaged solely in a Permitted Business, provided that (x) the aggregate cumulative amount of such Investments, to the extent that such Investments are attributable to pulp and paper manufacturing (as proportionately attributed by multiplying the amount of an Investment by the percentage of revenues of the Person in whom such Investment is made during the 12 months preceding such Investment that are contributed by pulp and paper manufacturing), does not exceed the sum of $50,000,000 (without giving effect to any write-down of such Investments), and (y) the cumulative aggregate amount of all such Investments including those subject to clause (x) at original cost (including the principal amount of any obligations guaranteed to the extent such guarantees are not otherwise permitted by this Section 8.04) made pursuant to this subsection (i) between the closing date of the Note Agreements and any date thereafter shall not exceed the greater of $30,000,000 or 60% of the average annual Pro Forma Free Cash Flow for the two fiscal years preceding such date".

         3. Representations and Warranties. The Company hereby represents and warrants to the Agent and the Banks as follows:

                 (a) No Default or Event of Default has occurred and is continuing.





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                 (b)      The execution, delivery and performance by the
Company of this First Amendment have been duly authorized by all necessary partnership and corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable. The Amended and Restated Credit Agreement as amended by this First Amendment constitutes the legal, valid and binding obligations of the Company, enforceable against it in accordance with its respective terms, without defense, counterclaim or offset.

                 (c) All representations and warranties of the Company contained in the Amended and Restated Credit Agreement are true and correct as though made on and as of the date hereof (except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct as of such earlier date).

                 (d) The Company is entering into this First Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Agent and the Banks or any other Person.

         4. Effective Date. This First Amendment will become effective on October 30, 1995 (the "Effective Date"), provided that each of the following conditions precedent is satisfied:

                 (a) the Agent has received from the Company and each of the Banks a duly executed original (or, if elected by the Agent, an executed facsimile copy) of this First Amendment; and

                 (b) the Agent has received, with sufficient copies for each of the Banks, an opinion of James A. Kraft, Vice President, Law, of the Company, addressed to the Agent and the Banks, as to the due authorization of the execution, delivery and performance of this First Amendment.

         5. Reservation of Rights. The Company acknowledges and agrees that the execution and delivery by the Agent and the Banks of this First Amendment shall not be deemed to create a course of dealing or otherwise obligate the Agent or the Banks to forbear or execute similar amendments under the same or similar circumstances in the future.

         6.      Miscellaneous.

                 (a) Except as herein expressly amended by this First Amendment, all terms, covenants and provisions of the Amended and Restated Credit Agreement are and shall remain in full force and effect and all references therein and in the other Loan Documents to such Amended and Restated Credit Agreement shall henceforth refer to the Amended and Restated Credit Agreement as amended by this First Amendment. This First Amendment shall be deemed incorporated into, and a part of, the Amended and Restated Credit Agreement.

                 (b) This First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this First Amendment.


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                 (c)      This First Amendment shall be governed by and
construed in accordance with the law of the State of California (without regard to principles of conflicts of laws).

                 (d) This First Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, and all such counterparts taken together shall be deemed to constitute but one and the same instrument.

                 (e) This First Amendment, together with the Amended and Restated Credit Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This First Amendment supersedes all prior drafts and communications with respect thereto. This First Amendment may not be amended except in accordance with the provisions of Section 11.01 of the Amended and Restated Credit Agreement.

                 (f) If any term or provision of this First Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this First Amendment or the Amended and Restated Credit Agreement, respectively.

                 (g) The Company covenants to pay to or reimburse the Agent within five Business Days after demand for all costs and expenses (including Attorney Costs) incurred in connection with the development, preparation, negotiation, execution and delivery of this First Amendment.

         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their duly authorized officers as of the date first above written.

                                        PLUM CREEK TIMBER COMPANY, L.P.
                                        By:  Plum Creek Management Company,L.P.,
                                             its general partner


                                             By:    /s/ Diane M. Irvine
                                                  ------------------------------
                                             Title: Vice President & CFO
                                                    ----------------------------

                                        BANK OF AMERICA NATIONAL TRUST AND
                                        SAVINGS ASSOCIATION,
                                        as a Bank and as an Issuing Bank


                                        By:      /s/ Michael J. Balok
                                            ------------------------------------
                                        Title:   Managing Director
                                               ---------------------------------


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                                        ABN AMRO BANK N.V.,
                                        as a Bank and as an Issuing Bank


                                        By:     /s/ David McGinnis
                                           -------------------------------------
                                        Title:  Vice President
                                               ---------------------------------


                                        By:      /s/ Leif H. Olsson
                                            ------------------------------------
                                        Title:   Group Vice President
                                               ---------------------------------

                                        NATIONSBANK OF NORTH CAROLINA, N.A.


                                        By:      /s/ Richard Peccie
                                            ------------------------------------
                                        Title:   Sr. Vice President
                                               ---------------------------------

                                        U. S. BANK OF WASHINGTON, N.A.


                                        By:     /s/ Wade Black
                                            ------------------------------------
                                        Title:  Assistant Vice President
                                               ---------------------------------

                                        WELLS FARGO BANK, N.A.


                                        By:     /s/ John Huber
                                            ------------------------------------
                                        Title:  Vice President
                                               ---------------------------------

                                        SEATTLE FIRST NATIONAL BANK


                                        By:     /s/ John Wilson
                                            ------------------------------------
                                        Title:  Vice President
                                               ---------------------------------


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                                        THE BANK OF TOKYO, LTD.


                                        By:      /s/ Stanley Lance
                                            ------------------------------------
                                        Title:   Vice President
                                               ---------------------------------

                                        THE BANK OF CALIFORNIA, N.A.


                                        By:      /s/ Kevin F. Sullivan
                                            ------------------------------------
                                        Title:   Vice President
                                               ---------------------------------


Acknowledged by:

BANK OF AMERICA NATIONAL TRUST AND
SAVINGS ASSOCIATION, as Agent


By: /s/ Ivo Bakovic
    ---------------------------------
    Ivo Bakovic
    Vice President


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